UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2021

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share
Series T Redeemable Preferred Stock, $0.01 par value per share

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 8.01	Other Events

On December 28, 2021, Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “Prospectus Supplement”) under its universal shelf registration statement on Form S-3 (File No. 333-255388) filed by the Company with the SEC on April 20, 2021, as pre-effectively amended by that certain Pre-Effective Amendment No. 1 to Form S-3 filed by the Company with the SEC on November 18, 2021 and declared effective by the SEC on November 22, 2021 (the “Current Registration Statement”).

Pursuant to the Prospectus Supplement, the Company may issue, from time to time, (a) up to 160,000 shares of the Company’s Series T Redeemable Preferred Stock, par value $0.01 per share (the “Series T Preferred Stock”) issuable from time to time in payment of the annual stock dividends to holders of shares of Series T Preferred Stock (each, an “Annual Series T Stock Dividend”) previously issued pursuant to the Company’s continuous offering and sale thereof in takedowns under its registration statement on Form S-3 (Registration Statement No. 333-224990); and (b) up to 7,200,000 shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”) issuable from time to time upon exercise of the warrants to purchase shares of Class A Common Stock (“Warrants”) previously issued pursuant to the Company’s continuous offering and sale of its 6.0% Series B Redeemable Preferred Stock, par value $0.01 per share, and Warrants in takedowns under the Company’s registration statements on Form S-3 (Registration Statement No. 333-200359, Registration Statement No. 333-208956, and Registration Statement No. 333-224990).

The Series T Preferred Stock and the Class A Common Stock are registered with the SEC pursuant to the Current Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered and sold pursuant to the Prospectus Supplement dated December 28, 2021 and the base prospectus dated November 22, 2021 relating to the Current Registration Statement.

The Company is filing this Current Report on Form 8-K to provide (i) the opinion of Venable LLP relating to the legality of the issuance and sale of the Series T Preferred Stock and the Class A Common Stock, which opinion is attached as Exhibit 5.1 hereto, and (ii) the opinion of Vinson & Elkins LLP with respect to tax matters concerning the Series T Preferred Stock and the Class A Common Stock, which opinion is attached as Exhibit 8.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
5.1	Opinion of Venable LLP
8.1	Opinion of Vinson & Elkins LLP
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Date: December 30, 2021	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer